                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          DATE OF REPORT: JULY 9, 2002
                        (Date of earliest event reported)

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                              QUALMARK CORPORATION
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             (Exact name of registrant as specified in its charter)

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
           COLORADO                        0-28484                  84-1232688
-------------------------------          ------------          -------------------
(State or other jurisdiction of          (Commission           (IRS Employer
incorporation or organization)           File Number)          Identification No.)



                 1329 WEST 121ST AVENUE, DENVER, COLORADO 80234
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               (Address of principal executive offices, zip code)


                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountants

(i) On July 9, 2002, QualMark Corporation dismissed Arthur Andersen LLP as its independent accountants. The Registrant's Audit Committee and Board of Directors approved the decision to change independent accountants.

(ii) The report of Arthur Andersen LLP on the financial statements for the year ended December 31, 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The report of PricewaterhouseCoopers LLP on the financial statements for the year ended December 31, 2000 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audit for the most recent fiscal year and through July 9, 2002, there have been no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Arthur Andersen LLP would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through July 9, 2002, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(v) The Registrant has requested that Arthur Andersen LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. Due to the current status of Arthur Andersen, we were not able to obtain such a letter.

(b) New independent accountants

(i) The Registrant engaged Gelfond Hochstadt Pangburn, P.C. as its new independent accountants as of July 9, 2002. During the two most recent fiscal years and through July 9, 2002, the Registrant has not consulted with Gelfond Hochstadt Pangburn, P.C. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Gelfond Hochstadt Pangburn, P.C. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

        (c)  Exhibits.

             16.1 Letter dated May 1, 2001 from PricewaterhouseCoopers LLP, Registrants certifying accountant for year ended December 31, 2000 (refer to Form 8K dated May 1, 2001, exhibit 16.1)

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     QUALMARK CORPORATION
                                     (Registrant)


Date: July 12, 2002                  By:  /s/ CHARLES D. JOHNSTON
                                        --------------------------------------
                                          Charles D. Johnston
                                          President and CEO